UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 11, 2003

Date of Report (Date of earliest event reported)

Business Objects S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No)

157-159 Rue Anatole France, 92300 Levallois-Perret, France
(Address of principal executive offices)

(408) 953-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 2.        Acquisition or Disposition of Assets

On July 18, 2003, the board of directors of Business Objects S.A., a societe anonyme organized under the laws of the Republic of France (“Business Objects” or the “Company”) approved the acquisition by way of merger  (the “Acquisition”) of Crystal Decisions, Inc. (“Crystal Decisions”), a Delaware corporation.  The Acquisition was approved by the shareholders of Business Objects on December 11, 2003 and completed on December 11, 2003.

Pursuant to the terms of the Agreement and Plan of Merger dated as of July 18, 2003, as amended August 29, 2003, by and among Business Objects, Borg Merger Sub I, Inc., Business Objects Americas (as assignee of Borg Merger Sub II, Inc.), Borg Merger Sub III, Inc., Seagate Software (Cayman) Holdings Corporation (“Holdings”) and Crystal Decisions (the “Merger Agreement”), the Company acquired Crystal Decisions in a transaction in which, in immediate succession, (i) Borg Merger Sub I merged with and into Holdings, (ii) the surviving corporation of the first Holdings merger merged with and into Business Objects Americas, (iii) Borg Merger Sub III merged with and into Crystal Decisions, and (iv) the surviving corporation of the first Crystal Decisions merger merged with and into Business Objects Americas.  As a result of these mergers, each of Crystal Decisions and Holdings ceased to exist as a separate corporation, and Business Objects Americas is the surviving corporation, which continues to be a wholly owned subsidiary of Business Objects.

The aggregate consideration payable by the Company in the Acquisition to the former stockholders of Crystal Decisions and Holdings consisted of $307.6 million in cash and 23.3 million newly issued Ordinary Shares or American Depository shares (“ADSs”) of the Company. Each ADS represents one Ordinary Share of the Company.  Business Objects funded the cash portion of the consideration for the Acquisition using cash on hand.  In addition, approximately 249 ADSs were sold and the proceeds were distributed in lieu of fractional shares.  The Company also assumed options to acquire 6.3 million ADSs in the Acquisition that were outstanding under the Crystal Decisions 1999 Stock Option Plan at the time the Acquisition was completed.

The Company’s Ordinary Shares issued in the Acquisition were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-4 (File No. 333-108400) (the “Registration Statement”) which the Securities and Exchange Commission (the “Commission”) declared effective on October 31, 2003. The Company’s ADSs issuable upon exercise of options to purchase Crystal Decisions Common Stock were registered under the Securities Act pursuant to a Registration Statement on Form S-8 (File No. 333-111090) which was filed with the Commission on December 11, 2003.  The ADSs evidenced by American Depositary Receipts that are issuable upon deposit of the Company’s Ordinary Shares with The Bank of New York as Depositary that were registered on the Registration Statement and the Form S-8 have been registered pursuant to a separate Registration Statement on Form F-6 (File No. 333-109712).

The summary of the transaction described above is qualified by reference to the Merger Agreement, the press release dated July 18, 2003, regarding the signing of the Merger

Agreement and the press release dated December 11, 2003 regarding the closing of the Acquisition, all of which are exhibits hereto and incorporated by reference herein.

The mergers which were effected to complete the Acquisition constitute a tax-free reorganization for federal income tax purposes and will be accounted for as a purchase by the Company.

The Acquisition is more fully described in the Company’s Registration Statement.  The Merger Agreement was included as Appendix A to the Proxy Statement/Prospectus/Information Statement (the “Proxy Statement/Prospectus”) contained in the Registration Statement and is incorporated herein by reference as Exhibits 2.1 and 2.3.

Item 7.        Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired.

(1)     Audited Consolidated Balance Sheets of Crystal Decisions as of June 28, 2002 and June 27, 2003, Consolidated Statements of Operations of Crystal Decisions for the fiscal years ended June 29, 2001, June 28, 2002 and June 27, 2003, Consolidated Statements of Cash Flows of Crystal Decisions for the fiscal years ended June 29, 2001, June 28, 2002 and June 27, 2003 and Consolidated Statements of Changes in Stockholders Equity of Crystal Decisions for the fiscal years ended June 29, 2001, June 28, 2002 and June 27, 2003 and the related notes thereto and Report of Independent Auditors thereon were included in the Registration Statement at pages F-1 to F-45 of the Proxy Statement/Prospectus that forms a part thereof.  Such financial statements, notes and reports set forth at such pages are incorporated herein by reference.

(2)     Unaudited Consolidated Balance Sheets of Crystal Decisions as of June 27, 2003 and October 3, 2003, Consolidated Statements of Operations of Crystal Decisions for the three months ended September 27, 2002 and October 3, 2003 and Consolidated Statements of Cash Flows of Crystal Decisions for the three months ended September 27, 2002 and October 3, 2003 and the related condensed notes thereto were included in the Quarterly Report on Form 10-Q of Crystal Decisions, Inc. at pages 2 to 18 filed by Crystal Decisions with the Commission on November 14, 2003.  Such unaudited financial statements and condensed notes set forth at such pages are incorporated herein by reference.

(b)    Pro Forma Financial Information.

The Registrant will file the required pro forma financial information under the cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than the 60 days after the date on which this Current Report on Form 8-K was required to have been filed.

(c)    Exhibits.

Exhibit Number		Description
2.1	(1)

Agreement and Plan of Merger dated as of July 18, 2003, by and among Business Objects, S.A., Borg Merger
Sub I, Inc., Business Objects Americas (as assignee of Borg Merger Sub II, Inc.), Borg Merger Sub III, Inc.,
Crystal Decisions, Inc. and Seagate Software (Cayman) Holdings Corporation

2.2	(2)	Assignment dated as of August 27, 2003 by and among Borg Merger Sub II, Inc. and Business Objects Americas

2.3	(2)

Amendment No. 1 dated August 28, 2003 to Agreement and Plan of Merger by and among Business Objects,
S.A., Borg Merger Sub I, Inc., Business Objects Americas, Inc. (as assignee of Borg Merger Sub II, Inc.), Borg
Merger Sub III, Inc., Seagate Software (Cayman) Holdings Corporation and Crystal Decisions, Inc.

23.1		Consent of Ernst & Young LLP, Independent Auditors

99.1	(3)	Press release issued by Business Objects S.A. on July 18, 2003

99.2	(4)	Press release issued by Business Objects, S.A. on December 11, 2003

Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Merger Agreement have been omitted.  The Registrant agrees to supplementally furnish such schedules upon request of the Commission.

(1)   Incorporated by reference to exhibit 2.1 of the Current Report on Form 8-K filed by the Registrant with the SEC on July 25, 2003

(2)   Incorporated by reference to exhibits 2.1 and 2.2 of the Current Report on Form 8-K filed by the Registrant with the SEC on September 5, 2003.

(3)   Incorporated by reference to exhibit 99.1 of the Current Report on Form 8-K filed by the Registrant with the SEC on July 21, 2003.

(4)   Incorporated by reference to exhibit 99.1 of the Current Report on Form 8-K filed by the Registrant with the SEC on December 11, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: December 23, 2003

Business Objects S.A.

	By:	/s/ Bernard Liautaud

Bernard Liautaud
Chairman of the Board and Chief Executive Officer

Exhibit Index

Exhibit Number		Description
2.1	(1)

Agreement and Plan of Merger dated as of July 18, 2003, by and among Business Objects, S.A., Borg
Merger Sub I, Inc., Business Objects Americas (as assignee of Borg Merger Sub II, Inc.), Borg Merger Sub
III, Inc., Crystal Decisions, Inc. and Seagate Software (Cayman) Holdings Corporation

2.2	(2)	Assignment dated as of August 27, 2003 by and among Borg Merger Sub II, Inc. and Business Objects Americas

2.3	(2)

Amendment No. 1 dated August 28, 2003 to Agreement and Plan of Merger by and among Business Objects,
S.A., Borg Merger Sub I, Inc., Business Objects Americas, Inc. (as assignee of Borg Merger Sub II, Inc.),
Borg Merger Sub III, Inc., Seagate Software (Cayman) Holdings Corporation and Crystal Decisions, Inc.

23.1		Consent of Ernst & Young LLP, Independent Auditors

99.1	(3)	Press release issued by Business Objects S.A. on July 18, 2003

99.2	(4)	Press release issued by Business Objects, S.A. on December 11, 2003

Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Merger Agreement have been omitted.  The Registrant agrees to supplementally furnish such schedules upon request of the Commission.

(1)   Incorporated by reference to exhibit 2.1 of the Current Report on Form 8-K filed by the Registrant with the SEC on July 25, 2003

(2)   Incorporated by reference to exhibits 2.1 and 2.2 of the Current Report on Form 8-K filed by the Registrant with the SEC on September 5, 2003.

(3)   Incorporated by reference to exhibit 99.1 of the Current Report on Form 8-K filed by the Registrant with the SEC on July 21, 2003.

(4)   Incorporated by reference to exhibit 99.1 of the Current Report on Form 8-K filed by the Registrant with the SEC on December 11, 2003.